Exhibit No. 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regis Corporation (the Registrant) on Form 10-Q for the fiscal quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Paul D. Finkelstein, Chairman of the Board of Directors, President and Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Quarterly Report on Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

November 9, 2007

/s/ Paul D. Finkelstein
Paul D. Finkelstein, Chairman of the Board of Directors, President and Chief Executive Officer